SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

MILACRON INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 23, 2003
ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND BOARD COMMITTEES
PRINCIPAL HOLDERS OF VOTING SECURITIES
SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
PERSONNEL AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST YEAR AND FISCAL YEAR-END OPTION VALUES
PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS THAT THE SELECTION OF ERNST & YOUNG LLP BE RATIFIED
SHAREHOLDER PROPOSAL
THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THE SHAREHOLDER PROPOSAL.
SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS
OTHER MATTERS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held April 23, 2003

       The Annual Meeting of the Shareholders of Milacron Inc. (the “Company”) will be held at the Queen City Club, 331 East 4th Street, Cincinnati, Ohio 45202, on Wednesday, April 23, 2003, at 9:00 A.M., E.D.T., for the following purposes:

1.	To elect three directors;

2.	To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year 2003;

3.	To vote on one shareholder proposal; and

4.	To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on February 28, 2003, as the record date for determining the shareholders entitled to notice of and to vote with respect to this solicitation.

      The Annual Report on Form 10-K of the Company for the year 2002, containing financial statements, is enclosed.

      It is important that your shares be represented and voted whether or not you plan to attend the meeting. Please mark, sign and date the enclosed proxy/voting direction card and return it promptly in the accompanying envelope, or vote over the Internet or by telephone where available, in order that your shares may be voted at the meeting.

By order of the Board of Directors,

Hugh C. O’Donnell
Vice President, General Counsel and Secretary

Cincinnati, Ohio,

March 25, 2003

MILACRON INC.

2090 Florence Avenue

Cincinnati, Ohio 45206

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 23, 2003

      This Proxy Statement and the accompanying form of proxy card are being mailed to shareholders beginning on or about March 25, 2003, in connection with the solicitation by the Board of Directors of Milacron Inc., a Delaware corporation (the “Company”), 2090 Florence Avenue, Cincinnati, Ohio 45206, of proxies to be used at the Annual Meeting of Shareholders to be held on April 23, 2003 (the “Annual Meeting”), and any adjournment thereof.

      The shares represented by the proxies received pursuant to this solicitation and not revoked will be voted at the Annual Meeting. A shareholder who has given a proxy may revoke it at any time before it is voted by voting in person at the meeting, by giving a written notice of revocation to the Secretary of the Company at the address indicated above or by giving a later dated proxy. If a choice has been specified by a shareholder with respect to any matter to be voted on at the Annual Meeting by means of the ballot on the proxy, the shares represented by such proxy will be voted or withheld from voting accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees for director set forth on the proxy, FOR ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year 2003 and AGAINST the shareholder proposal.

      It is important that your shares be represented and voted whether or not you plan to attend the meeting. Please mark, sign and date the enclosed proxy/voting direction card and return it promptly in the accompanying envelope, or vote over the Internet or by telephone where available, in order that your shares may be voted at the meeting.

      Shareholders of record of the Company’s Common Stock, par value $1.00 per share (“Common Stock”), and of its 4% Cumulative Preferred Stock, par value $100 per share (“Preferred Stock”), at the close of business on February 28, 2003, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On that date, there were outstanding 60,000 shares of Preferred Stock and 33,771,939 shares of Common Stock.

      Each share of Preferred Stock is entitled to 24 votes. The Company’s Restated Certificate of Incorporation, subject to certain exceptions, provides that each share of Common Stock entitles the holder thereof to ten votes on each matter to be considered at the meeting, except that no holder shall be entitled to exercise more than one vote on any such matter in respect of any share of Common Stock if there has been a change of beneficial ownership with respect to such share after February 1, 2000. The actual voting power of each holder of Common Stock will be based on information possessed by the Company at the time of the meeting.

      Proxy cards on white stock with a green stripe are being furnished to individuals with this Proxy Statement to cover shares of Common Stock with respect to which the Company’s records show beneficial ownership on or after February 1, 2000. Proxy cards on white stock with a yellow stripe are being furnished to participants in the Company’s employee stock purchase plan. Each of these cards has at the upper center area of the signature side an indication of the total vote to which the respective individual holder is entitled.

      For purposes of exercising the pass through voting rights for participants in the Company’s employee benefit plans and related IRA rollover accounts, each participant having shares of Common Stock credited to his or her account will receive a voting direction card on white stock with a pink stripe

MILACRON INC. — 1 — PROXY STATEMENT

to be returned to the Trustee of the benefit plan with his or her voting instructions. The Trustee will vote plan shares that are not signed and returned (or otherwise voted) in the same proportion as shares are voted with respect to each plan.

      Shareholders of record and plan participants have the choice of voting their shares of Common Stock over the Internet, by telephone, or by using a traditional proxy card. Instructions for each option are set forth on the enclosed proxy card.

      Shares of Common Stock held of record in the names of banks, brokers, nominees, and certain other entities are covered by proxy cards on white stock with a blue stripe. A shareholder who has been a continuous beneficial owner since February 1, 2000, is entitled to ten votes for each share of Common Stock, PROVIDED the certification form on the proxy card with the blue stripe is completed. If this certification is not completed, a change of beneficial ownership will, for purposes of this Annual Meeting, be deemed to have occurred after February 1, 2000, with respect to all the shares of Common Stock covered thereby, so that the holder will be entitled to only one vote per share for all such shares. Shares of Common Stock held of record in the names of banks, brokers, nominees, and certain other entities can be voted only by using a traditional proxy card and may not be voted over the Internet or by telephone.

      The holders of shares of Common Stock and Preferred Stock entitling them to exercise a majority of the total voting power of the Company’s stock, present in person or by proxy, at the Annual Meeting shall constitute a quorum.

Electronic Access to Proxy Materials and Annual Report

      This Notice of Annual Meeting of Shareholders and Proxy Statement and the 2002 Annual Report can be accessed via the Company’s Internet site at www.milacron.com. Shareholders of record and plan participants who would like to view future proxy statements and annual reports over the Internet instead of receiving copies in the mail should indicate the same in one of the following ways: (i) if using the enclosed proxy card to vote, check the appropriate box on the card, or (ii) if voting by Internet, follow the instructions provided. Those holding shares through a bank, broker, nominee, or other holder may also have the opportunity to receive future proxy statements and annual reports electronically and should check the information provided by that entity for instructions.

Proxy Solicitation

      The expense of printing and mailing proxy material will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company in person, by telephone or fax. No additional compensation to such persons will be paid for such solicitation.

      Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward proxy solicitation material to certain beneficial owners of Common Stock and Preferred Stock, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, the Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies for a fee estimated at $15,000, plus reasonable out-of-pocket expenses.

MILACRON INC. — 2 — PROXY STATEMENT

ELECTION OF DIRECTORS

      The shares of the Preferred Stock and the shares of the Common Stock vote together as a single class for the election of directors. The candidates receiving the greatest number of votes up to the number of directors to be elected will be elected. Votes withheld from the election of directors as well as broker non-votes will be counted toward the establishment of quorum, but will have no effect on the election of directors.

      Under the Company’s By-Laws, the Board of Directors is to consist of a number fixed by the Board, and is not to be less than nine nor more than fifteen members. Currently, the number of Board members is set at ten, divided among three classes.

      The persons named as proxies on the enclosed proxy card (the “Proxy Committee”) intend to vote (unless authority to do so is withheld) for the re-election for a three-year term of directors Darryl F. Allen, Ronald D. Brown, and James E. Perrella. The three nominees have consented to being named as such and to serve if elected. Harry C. Stonecipher’s term expires in 2003 and he is not seeking re-election to the Board of Directors in 2003.

      In the unexpected event that, prior to the election, any one or more of the nominees shall be unable to serve, the Proxy Committee will vote for the election of such substitute nominees, and for such term or terms as the Board of Directors may propose, and in no event may proxies be voted for more than three directors.

      The following information is furnished with respect to each nominee for election as a director and for each other person whose term of office as a director will continue after the meeting:

DARRYL F. ALLEN Director since 1993 Age 59	Member: Audit Committee Finance Committee Term expires 2003, nominee for three-year term

Mr. Allen is the retired Chairman, President and Chief Executive Officer of Aeroquip-Vickers, Inc., Maumee, Ohio, a world-wide manufacturer and distributor of engineered components and systems for markets which include industrial, automotive, aerospace and defense. Director of Fifth Third Bancorp.

RONALD D. BROWN Director since 1999 Age 49	Member: Executive Committee Term expires 2003, nominee for three-year term

Mr. Brown is Chairman of the Board and Chief Executive Officer of the Company and has served in that capacity since June 1, 2001. Prior thereto, he was President and Chief Operating Officer from September 20, 1999, Vice President-Finance and Administration and Chief Financial Officer from 1997 and Vice President-Finance and Chief Financial Officer from 1993. Director of A.O. Smith Corporation.

MILACRON INC. — 3 — PROXY STATEMENT

DAVID L. BURNER Director since 1998 Age 63	Member: Audit Committee Finance Committee Term expires 2005

Mr. Burner is the Chairman and Chief Executive Officer of Goodrich Corporation, Charlotte, North Carolina, a provider of aircraft systems and services, and has served in that capacity since July, 1997. He was Chief Executive Officer from December, 1996, to July, 1997, and President from December, 1995, to January, 1997. Prior to 1997 he was an Executive Vice President of The BFGoodrich Company and the President & Chief Operating Officer of BFGoodrich Aerospace. Director of Progress Energy, Inc., Briggs & Stratton Corporation, Lance, Inc., and Goodrich Corporation.

BARBARA HACKMAN FRANKLIN Director since 1996 Age 62	Member: Audit Committee Finance Committee Term expires 2005

Ms. Franklin is President and Chief Executive Officer of Barbara Franklin Enterprises, Washington, D.C., an international consulting and investment firm, and has served in that capacity since January, 1995. Prior thereto, she was an independent director, consultant and lecturer (1993-1995), and in 1992 she served as the 29th U.S. Secretary of Commerce. Director of Aetna, Inc., The DOW Chemical Company, MedImmune, Inc., and GenVec, Inc.

HARRY A. HAMMERLY Director since 1992 Age 69	Member: Audit Committee Finance Committee Term expires 2004

Mr. Hammerly had served for more than five years, until his retirement in 1995, as Executive Vice President of 3M Company, St. Paul, Minnesota, a world-wide manufacturer serving industrial, commercial, health care and consumer markets. Director of Apogee Enterprises, Inc., and BMC Industries, Inc.

JAMES E. PERRELLA Director since 1993 Age 67	Member: Personnel and Compensation Committee Nominating and Corporate Governance Committee Term expires 2003, nominee for three-year term

Mr. Perrella is the retired Chairman of Ingersoll-Rand Company, Woodcliff Lake, New Jersey, a world-wide manufacturer of machinery and equipment for automotive, construction, energy and general industries. From 1993 to 1999, he was also President and Chief Executive Officer of Ingersoll-Rand Company. Director of Becton, Dickinson and Company, Arvin Meritor, Inc., and Bombardier, Inc.

MILACRON INC. — 4 — PROXY STATEMENT

JOSEPH A. PICHLER Director since 1996 Age 63	Member: Executive Committee Personnel and Compensation Committee Nominating and Corporate Governance Committee Term expires 2005

Mr. Pichler is, and has been for more than the past five years, Chairman of the Board and Chief Executive Officer of The Kroger Co., Cincinnati, Ohio, a food retailer and manufacturer. Director of Federated Department Stores, Inc. and The Kroger Co.

Dr. JOSEPH A. STEGER Director since 1985 Age 66	Member: Executive Committee Personnel and Compensation Committee Nominating and Corporate Governance Committee Term expires 2004

Dr. Steger is, and has been for more than the past five years, President, University of Cincinnati. Director of Provident Financial Group, Inc.

HARRY C. STONECIPHER Director since 1991 Age 66	Member: Personnel and Compensation Committee Nominating and Corporate Governance Committee Term expires 2003

Mr. Stonecipher is the retired Vice Chairman of The Boeing Company, Chicago, Illinois, a producer of military and commercial jet aircraft and helicopters as well as missiles, space launch vehicles, and electronic systems, and served in that capacity from May, 2001 to June 2002. Prior thereto, he was President and Chief Operating Officer of The Boeing Company from August, 1997. Prior thereto, he was President and Chief Executive Officer of McDonnell Douglas Corporation. Director of The Boeing Company and PACCAR.

CHARLES F. C. TURNER Director since 2002 Age 42	Member: Nominating and Corporate Governance Committee Finance Committee Term expires 2005

Mr. Turner had served for more than five years, until his election to the Board of Directors of the Company in 2002, in various capacities at the Company, his last position being Group Director of Information Technology for the Company’s Plastics Technologies Group. Mr. Turner is a great grandson of the late Fred A. Geier, one of the founders of the Company, and a nephew of the late James A. D. Geier, a former director and chief executive officer of the Company.

MILACRON INC. — 5 — PROXY STATEMENT

BOARD OF DIRECTORS AND BOARD COMMITTEES

Corporate Governance Practices

      The Board of Directors, its committees and the Company’s management strive to perform and fulfill their respective duties and obligations in a responsible and ethical manner. The following governance practices provide the framework in which to so act:

•	Each of the committees of the Board of Directors has adopted a charter approved by the Board, setting forth the committee’s purpose, the requirements for membership on the committee and guidelines for meetings and procedures, and listing the duties and responsibilities of the committee.

•	The Board of Directors and each of its committees has adopted a policy of performing annual self evaluations.

•	The Board of Directors regularly meets in executive sessions both with and without the CEO present. At sessions without the CEO, the board members present designate a lead director for the session.

•	All members of the Audit Committee and the Personnel and Compensation Committee are independent as defined under the applicable regulatory requirements of the Securities and Exchange Commission and the New York Stock Exchange.

•	All but one of the directors are non-employee directors.

•	The Board of Directors has a policy requiring that a director submit his or her resignation from the Board upon a change in the principal position held at the time originally elected to the Board, but in any event no later than his or her seventieth birthday.

•	The Company practices full and timely disclosure of material information. The Company provides detailed quarterly and annual financial information on its website at www.milacron.com. In 2002, the Chief Executive Officer and Chief Financial Officer began certifying quarterly and annual financial reports filed with the Securities and Exchange Commission.

•	The Company has adopted a comprehensive Code of Conduct for all employees and a Code of Ethics for senior financial officers.

•	A confidential telephone hotline for anonymous reporting of complaints and concerns has been in place since 1994.

Board Meetings and Committees

      The Board of Directors held nine meetings in 2002. Average attendance by directors at the aggregate of the total number of Board and committee meetings was 92%. No director attended fewer than 85% of the aggregate of the total number of meetings of the Board and all committees on which he or she served.

      The Board of Directors has established five committees with specific responsibilities. The Executive Committee is composed of three members, two non-employee directors, and one employee director. The Committee meets only on call and may exercise, in the intervals between meetings of the Board, powers of the Board in the management of the business and affairs of the Company. The Committee held no meetings in fiscal year 2002.

      The Audit Committee is composed of four non-employee directors. Each member of the Audit Committee is independent as defined under the applicable regulatory requirements of the Securities and Exchange Commission and the New York Stock Exchange. The Audit Committee assists the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and the sufficiency of auditing relative thereto. The Committee is the Board’s principal

MILACRON INC. — 6 — PROXY STATEMENT

agent for evaluating the quality of internal audit, the independence and qualifications of the Company’s independent auditors, the integrity of management, the Company’s compliance with legal and regulatory requirements, and the adequacy of disclosures to shareholders. The Committee is directly responsible for the appointment, compensation, and oversight of the work of the independent auditors. The Committee pre-approves all non-audit services performed by the independent auditor. The Committee meets with members of management, the independent auditors and the internal auditors, both together and privately, to review the quarterly and annual financial statements, audit coverage and results, the adequacy of internal accounting controls, and the quality of financial reporting. The Board of Directors has adopted a written charter for the Audit Committee. The Committee held five meetings in 2002.

      The Personnel and Compensation Committee is composed of four non-employee directors. Each member of the Committee is independent as defined under the applicable regulatory requirements of the Securities and Exchange Commission and the New York Stock Exchange. The Committee reviews and approves the compensation of all corporate officers, including the Chairman and Chief Executive Officer, and reviews and recommends management incentive programs. The Committee annually reviews and approves a management succession plan to assure orderly transition. The Committee has sole authority regarding retention, fees, and termination of any outside consulting firm assisting in the evaluation of director, CEO, or senior executive compensation. The Committee held four meetings in 2002.

      The Nominating and Corporate Governance Committee is composed of five non-employee directors. The Committee (i) assists the Board by identifying individuals qualified to become Board members and recommends such individuals to the Board for nomination for election to the Board, (ii) develops, recommends and annually reviews corporate governance guidelines for the Company, (iii) assists the Board in its annual review of Board performance, and (iv) recommends to the Board director nominees for each committee of the Board. The Committee will consider any recommendation by shareholders of possible director nominees submitted in writing to the Committee in care of the Secretary of the Company no later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting of Shareholders was mailed. Biographical data and the proposed nominee’s written consent to be named as a nominee must be included. The Committee held five meetings in 2002.

      The Finance Committee, established in 2002, is composed of five non-employee directors. The Finance Committee reviews management recommendations relating to the capital structure, acquisitions and divestitures, allocation of assets, risk management, and oversees management’s fiduciary responsibility for the Company’s defined benefit and defined contribution plans. The Committee’s initial meeting was held in February, 2003.

Compensation and Benefits

      The Company compensates non-employee directors by payment of an annual retainer of $35,000. All or a portion of this retainer may be deferred into a Company stock and/or cash account under the terms of the Company’s Plan for the Deferral of Directors’ Compensation, subject to the requirement that a minimum of $10,000 annually be payable in Company stock and credited to a deferred stock account under the plan. The Company also compensates non-employee directors by payment of a fee of $1,500 for each Board and committee meeting attended. Chairpersons of the Audit Committee, Finance Committee, Nominating and Corporate Governance Committee, and Personnel and Compensation Committee also receive an annual retainer of $2,000. In addition, the directors may elect to be covered by $100,000 of group term life insurance.

      Awards of restricted shares and stock options to directors are provided for in the 1997 Long-Term Incentive Plan. Ms. Franklin and Messrs. Allen, Burner, Hammerly, Perrella, Pichler, Steger, and Stonecipher each received a stock option grant of 2,000 shares under the plan in January, 2002. Mr. Turner received a grant of 2,000 shares of restricted stock under the plan in April, 2002.

MILACRON INC. — 7 — PROXY STATEMENT

      The Retirement Plan for Non-Employee Directors was closed on February 6, 1998, with respect to all non-employee directors beginning their first term on the Board after said date. The non-employee directors who were not beginning their first term after February 6, 1998, were given the election to continue to participate in the Retirement Plan for Non-Employee Directors or receive the current value of their projected benefit in a lump sum credited to a deferred stock account under the Company’s Plan for the Deferral of Directors’ Compensation. The Retirement Plan for Non-Employee Directors has a six- year vesting requirement with monthly benefits paid for life. For non-employee directors with ten or more years of vested service, the benefit under the Retirement Plan for Non-Employee Directors is equal to one hundred percent of the director’s base retainer as of the last day of service. A reduced benefit is payable to non-employee directors with less than ten years of vested service.

Shareholder Meetings: Conducting Business And Notice

      At any meeting of the shareholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board of Directors or by any shareholder who is entitled to vote with respect thereto and who has given timely notice thereof in writing to the Secretary of the Company not later than the close of business on the 10th day following the day on which notice of the date of the meeting was first mailed. Notice requirements for shareholder proposals at the 2004 Annual Meeting are provided for on page 24.

MILACRON INC. — 8 — PROXY STATEMENT

PRINCIPAL HOLDERS OF VOTING SECURITIES

      The following table sets forth information, unless otherwise indicated, as of February 28, 2003, concerning the beneficial owners of more than five percent of the Company’s outstanding shares of Common Stock and Preferred Stock. Unless otherwise noted, the individuals or entities named in the table have sole voting and investment power.

Common Stock

Beneficial Owner	Shares	Percent of Class Outstanding

Putnam, LLC d/b/a Putnam Investments(1)	3,982,590	11.7
One Post Office Square Boston, MA 02109
ICM Asset Management, Inc.	3,523,775	10.4
and James M. Simmons(2) 601 W. Main Avenue, Suite 600 Spokane, WA 99201
Dimensional Fund Advisors, Inc.(3)	2,536,700	7.5
1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401
FMR Corp., Edward C. Johnson 3d	1,799,080	5.3
and Abigail P. Johnson(4) 82 Devonshire Street Boston, MA 02109

Preferred Stock

Beneficial Owner	Shares	Percent of Class Outstanding

Boston Safe Deposit and Trust Company	11,126	18.54
c/o Mellon Bank N.A. 525 William Penn Place, Suite 3148 Pittsburgh, PA 15259 Trustee — Milacron Employee Benefit Plans
Empire & Co.	7,154	11.92
Box 328A Exchange Place Station 69 Montgomery Street Jersey City, NJ 07303-0328
JP Morgan Chase Bank	6,962	11.60
c/o JP Morgan Investor Services 14201 Dallas Parkway, 12th Floor Dallas, TX 75254
Bank of New York	4,403	7.33
One Wall Street New York, NY 10286
Milacron Geier Foundation	3,913	6.52
2090 Florence Avenue, Cincinnati, OH 45206 (R. D. Brown, H. A. Hammerly, and J. A. Pichler, Trustees)

(1)	As reported in Schedule 13G dated February 5, 2003 filed with the Securities and Exchange Commission by Putnam, LLC (“Putnam”), a subsidiary of Marsh & McLennan Companies, Inc. (“MMc”), on behalf of MMc, on its own behalf and on behalf of its two registered investment advisory subsidiaries, Putnam Investment Management, LLC (advisor to the Putnam family of mutual funds)

MILACRON INC. — 9 — PROXY STATEMENT

and The Putnam Advisory Company, LLC (advisor to Putnam’s institutional clients), with respect to 1,310,060 shares of Common Stock as to which Putnam and Putnam Investment Management, LLC reported shared dispositive power and with respect to 2,672,530 shares of Common Stock as to which Putnam and The Putnam Advisory Company, LLC reported shared dispositive power. Putnam and The Putnam Advisory Company, LLC also reported shared voting power with respect to 1,110,940 of the shares of Common Stock as to which they reported shared dispositive power.

(2)	As reported in Amendment No. 4 to Schedule 13G dated February 11, 2003 filed with the Securities and Exchange Commission jointly by ICM Asset Management, Inc. and James M. Simmons with respect to 1,906,711 shares of Common Stock as to which they reported shared voting power and 3,523,775 shares of Common Stock as to which they reported shared dispositive power.

(3)	As reported in Schedule 13G dated February 5, 2003 filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc., a registered investment advisor, with respect to shares of Common Stock held by funds as to which it serves as investment advisor or manager.

(4)	As reported in Amendment No. 3 to Schedule 13G dated February 14, 2003 filed with the Securities and Exchange Commission jointly by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson with respect to 1,142,480 shares of Common Stock held by various registered investment companies as to which a wholly-owned subsidiary of FMR Corp. has sole dispositive power as a result of acting as investment adviser; 656,600 shares of Common Stock as to which another wholly-owned subsidiary of FMR Corp. has sole voting and dispositive power as a result of acting as investment manager of certain institutional accounts.

SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the beneficial ownership of Common Stock and Preferred Stock as of February 28, 2003, for each of the directors and for each of the executive officers named in the Summary Compensation Table. No director or named executive officer owns more than one percent of the class shown, except as set forth in the footnotes below.

Name	Common Shares(1)	Preferred Shares

Darryl F. Allen(2)	40,297	0
Ronald D. Brown(3)(5)	354,798	0
David L. Burner(2)	21,091	0
Barbara Hackman Franklin(2)	16,169	0
Harry A. Hammerly(2)(5)	25,280	0
James E. Perrella(2)	42,661	0
Joseph A. Pichler(2)(5)	16,721	0
Joseph A. Steger(2)	23,371	0
Harry C. Stonecipher(2)	44,543	0
Charles F. C. Turner(2)(4)	340,781	763
James R. Christie	164,206	0
Harold J. Faig	250,742	0
Robert P. Lienesch	160,294	0
Hugh C. O’Donnell	65,905	0
All directors and named executive officers as a Group(6)	1,672,201	763

(1)	The amounts shown include (a) the following shares that may be acquired within 60 days pursuant to outstanding option grants: Mr. Brown 247,800 shares, Mr. Christie 139,650 shares, Mr. Faig 199,000 shares, Mr. Lienesch 120,600 shares, Mr. O’Donnell 47,100 shares, 10,500 shares each for Messrs. Allen, Hammerly, Perrella, Steger, and Stonecipher, 7,500 shares each for Ms. Franklin and Mr. Pichler, 3,500 shares for Mr. Burner, 1,000 shares for Mr. Turner, and 900,018 shares for all

MILACRON INC. — 10 — PROXY STATEMENT

directors and executive officers as a group; (b) the following shares allocated to participant accounts under the Milacron Retirement Savings Plan, according to information furnished by the Plan Trustee: Mr. Brown 1,359 shares, Mr. Christie 3,639 shares, Mr. Faig 2,427 shares, Mr. Lienesch 1,972 shares, Mr. O’Donnell 1,111 shares, and 12,724 shares for all directors and executive officers as a group; (c) the following shares held by certain members of the individuals’ families as to which beneficial ownership is disclaimed: Mr. Brown 100 shares, and Mr. Turner 25 shares; and (d) credits of stock units under the Company’s deferred compensation plan as follows: Mr. Brown 7,043 units, Mr. Christie 6,996 units, Mr. Faig 8,366 units, and Mr. Lienesch 5,031 units.

(2)	The amounts shown include credits of stock units under the Company’s deferred compensation plan for non-employee directors as follows: Mr. Allen 26,797 units, Mr. Burner 15,591 units, Ms. Franklin 3,564 units, Mr. Hammerly 2,834 units, Mr. Perrella 26,161 units, Mr. Pichler 3,021 units, Mr. Steger 9,725 units, Mr. Stonecipher 7,043 units, and Mr. Turner 1,166 units.

(3)	Mr. Brown’s beneficial ownership is 1.05% of the common shares outstanding.

(4)	Mr. Turner’s beneficial ownership is 1.01% of the common shares outstanding and 1.27% of the preferred shares outstanding.

(5)	The amounts shown do not include 3,913 shares of preferred stock held by the Milacron Geier Foundation (of which Messrs. Brown, Hammerly, and Pichler are Trustees), as to which shares beneficial ownership is disclaimed.

(6)	Directors’ and named executive officers’ beneficial ownership as a group is 4.95% of the common shares (17 persons) and 1.27% of the preferred shares (1 person) outstanding.

Certain Relationships and Related Transactions

      During the year 2002 and through February 28, 2003, the Company had outstanding loans in excess of $60,000.00 to one executive officer under the Company’s Employee Stock Loan Program for the purposes of exercising stock options and purchasing stock, and for paying related withholding taxes due as a result of such actions or the lapse of restrictions on restricted stock, all under the Company’s Long-Term Incentive Plans. Mr. Brown had loans with interest rates ranging from 5.17% to 7.38%, with the largest aggregate amount of indebtedness outstanding at any time during such period being $186,448.17, and the principal balance of all such loans outstanding at the end of the period being $164,480.58. In 2002 the Company discontinued the Employee Stock Loan Program, allowing for the repayment of existing loans in accordance with their respective terms. Pursuant to the Employee Stock Loan Program, the loans are to be repaid on terms of regular payments of not more than 10 years unless the related stock is divested by the employee prior to such time, in which case all amounts owing become payable. The interest rate for each loan was the Applicable Federal Rate in effect under Section 1274(d) of the Internal Revenue Code of 1986, as amended, as of the day on which the loan was made.

Retirement Benefits

      The calculation of estimated annual retirement benefits under the Company’s regular retirement plan (the “Retirement Plan”) is based upon years of service and average earnings for the five consecutive years of highest compensation during such service. Earnings include all cash compensation, including amounts received or accrued under the Short-Term Management Incentive Program, but exclude benefits or payments received under long-term incentive plans or any other employee benefit plan. The Retirement Plan is non-contributory and limits the individual annual benefit to the maximum level permitted under existing law. The credited years of service under the Retirement Plan for the executive officers named in the Summary Compensation Table set forth below are: 36 for Mr. Faig, 22 for Mr. Brown, 23 for Mr. Lienesch, 15 for Mr. O’Donnell, and 2 for Mr. Christie. Mr. Christie became a participant in the Retirement Plan effective January 1, 2001. Prior to this, he was a participant in the Milacron Retirement Savings Plan (a defined contribution plan). Directors who are not officers or employees of the Company are not eligible to participate in the Retirement Plan.

MILACRON INC. — 11 — PROXY STATEMENT

      The table below shows examples of pension benefits which are computed on a straight life annuity basis before deduction of the offset provided by the Retirement Plan, which depends on length of service and is up to one-half of the primary Social Security benefit:

Highest Consecutive	Estimated Annual Pension for Representative Years of Credited Service
Five-Year
Average Compensation	10	15		20		25		30		35 or more

$100,000	$15,000	$22,500		$30,000		$37,500		$45,000		$52,500
$250,000	$37,500	$56,250		$75,000		$93,750		$112,500		$131,250
$500,000	$75,000	$112,500		$150,000		$187,500	(*)	$225,000	(*)	$262,500	(*)
$750,000	$112,500	$168,750	(*)	$225,000	(*)	$281,250	(*)	$337,500	(*)	$393,750	(*)
$1,000,000	$150,000	$225,000	(*)	$300,000	(*)	$375,000	(*)	$450,000	(*)	$525,000	(*)

(*)	Under existing law, payments of annual benefits in excess of $160,000 may not be made by the Retirement Plan but may be paid directly by the Company, as described in the following paragraph.

      In an effort to attract and retain experienced executives, the Board of Directors approved a program wherein certain officers are guaranteed annual pensions of not less than 52.5% and not more than 60% of their highest average pay in a consecutive three-year period. Such pensions include the amount payable under the Retirement Plan and are not subject to the maximum limitation imposed on qualified plans such as the Retirement Plan.

Executive Severance Agreements

      The Company has entered into Executive Severance Agreements (the “Severance Agreements”) with Messrs. Brown, Faig, Lienesch, and O’Donnell as well as certain other executive officers (the “Executives”). The Severance Agreements continue through December 31, 2003, and provide that they are to be automatically extended in one year increments (unless notice by the Company is otherwise given) and, in any event, shall continue in effect for a period of two years beyond the term if a Change in Control (as defined below) of the Company occurs.

      Generally, a “Change in Control” will be deemed to have occurred if: (i) anyone acquires 20% or more of the outstanding voting stock of the Company; (ii) the persons serving as directors of the Company as of October 29, 1998, and replacements or additions subsequently approved by a majority of the Board, cease to make up a majority of the Board; (iii) a merger, consolidation, or reorganization occurs after which the stockholders of the Company own less than 66 2/3% of the surviving corporation; (iv) the Company disposes of all or substantially all of its assets; or (v) the stockholders of the Company approve a plan of liquidation or dissolution of the Company.

      The Severance Agreements provide that the Executives are entitled to certain benefits following a Change in Control, including: (i) the vesting of all equity-based awards, and (ii) cash payments equal to the value of each Executive’s equity options, maximum incentive award, earned but unpaid annual bonus, and outstanding long-term incentive awards. In the event of a qualifying termination of an Executive following a Change in Control, an Executive is entitled to additional benefits, including: (i) a portion of the Executive’s maximum incentive award then in effect; (ii) a cash payment of three or two times (depending upon whether or not a Tier I or Tier II Severance Agreement applies) the sum of the Executive’s base salary and highest bonus award; (iii) special supplemental retirement benefits determined as if the Executive had three or two years additional credited service under the Company’s retirement plans; and (iv) continuation of all life, disability and accident insurance, and medical plan coverage for a period of three or two years. Further, if any of these payments would be subjected to the excise tax imposed on excess parachute payments by the Internal Revenue Code, the Company will “gross-up” the Executive’s compensation for all such excise taxes.

      In connection with the sale of the Valenite, Widia and Werko businesses, the Company entered into an early retirement and separation agreement with Mr. Christie. The terms of this agreement included a 2003 payment in the amount of $350,000 in connection with the successful completion of the sales and resolution of post-closing adjustments, outplacement services and the continuation of his monthly salary of $29,166.67 for one year from the date of his early retirement on December 31, 2002.

MILACRON INC. — 12 — PROXY STATEMENT

PERSONNEL AND COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

To Our Shareholders

      The Personnel and Compensation Committee of the Board of Directors (the “Committee”) annually reviews and recommends to the full Board compensation levels for the officers of the Company. The Committee consists entirely of independent, non-employee directors.

      The Committee’s primary objective in establishing compensation opportunities for the Company’s officers is to support the Company’s goal of maximizing the value of shareholders’ interest in the Company over a period of time. To achieve this objective, the Committee believes it is critical to hire, develop, reward, and retain the most competent executives, and to establish total compensation opportunities for executives based upon competitive market conditions and the overall strategy of the Company.

      The Committee reviews the compensation for all corporate officers, including the individuals whose compensation is detailed in this Proxy Statement. This review is designed to ensure consistency throughout the compensation process. The Committee makes all decisions pertaining to the determination of the Company’s executive compensation plans that promote the above objective. The Committee believes that the Company’s current compensation programs support the Company’s business mission and contribute to the Company’s financial success. The Committee considers total compensation when establishing each component of pay.

      The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended. Section 162(m) generally denies a publicly held corporation, such as the Company, a federal income tax deduction for compensation in excess of $1 million per year paid or accrued for each of its chief executive officer and four other most highly compensated executive officers. Certain “performance based” compensation is not subject to the limitation of deductibility provided that certain stockholder approval and independent director requirements are met. The Committee takes into account Section 162(m) of the Internal Revenue Code while reviewing its policies with respect to the qualifying compensation paid to its executive officers.

Base Salary

      The Committee annually reviews each officer’s base salary. The factors which influence Committee determinations regarding base salary include job performance, level of responsibilities, breadth of knowledge, prior experience, comparable levels of pay among executives at national market competitors, and internal pay equity considerations. Base pay data is compared with survey information compiled by independent compensation consulting firms. In 2002 the Committee retained Towers Perrin to conduct an independent compensation review to assist the Committee in establishing total compensation, including base pay and short and long-term compensation, for the company officers, including the CEO, and other key executives. Increases in salary levels are driven by individual performance. Base salaries are targeted at the market median, after adjusting for company size. Based on this independent review, the Committee determined that the current base salaries of the Company’s officers are within acceptable competitive ranges.

      Due to depressed economic and business conditions, the officers, including the CEO, elected to reduce their base salary by 8% throughout most of 2001 and 2002.

Annual Incentive Compensation

      The Company’s officers, including the CEO, are eligible for an annual cash bonus under its 2002 Short-Term Incentive Plan. The corporate and business unit performance measures for bonus payments are based on earning a return on capital in excess of the cost of capital (“EVA”) and meeting or exceeding predetermined Critical Success Factors, and thereby enhancing shareholder value at the

MILACRON INC. — 13 — PROXY STATEMENT

corporate and/or business unit levels. The Critical Success Factor for 2002 was a reduction of average working capital as a percentage of sales. The Committee establishes the target performance goals and relative weighting for both the EVA and the Critical Success Factor measurement.

      The 2002 Short-Term Incentive Plan provides a balance between the short-term financial goals and long-term objectives of the Company. A partial corporate Short-Term Incentive Plan bonus was paid in 2003 for the achievement related to the Critical Success Factor goal in 2002 and each of the officers named in the Summary Compensation Table received partial bonuses. Annual incentive compensation is targeted to the market median, after adjusting for company size.

Long-Term Incentive Compensation

      The 1997 Long-Term Incentive Plan was approved by shareholders in 1997 and gives the Committee the authority and discretion to award stock options, restricted stock and performance share awards (collectively referred to as “Awards”) to the Company’s key employees. Awards are granted during the life of the Plan and are designed to align the interests of executives with those of the shareholders. Under the 1997 Long-Term Incentive Plan, Awards were granted to the Company’s key employees, including its officers. Stock options have an exercise price equal to the market price of the Common Stock on the date of the grant, and vest over a four-year period commencing on the first anniversary of the date of the grant. Stock Options granted on or after February 19, 2002, have a life span of five years from the grant date and those granted prior thereto have a life span of 10 years from the date of the grant. Restricted stock may not be sold or transferred for a period of three years and, as a general rule, the restricted stock is forfeited if the recipient does not remain in the employ of the Company during the entire three-year term. Performance share grants are awarded in the form of restricted shares which may be forfeited or increased, with any increase paid in cash, depending on the growth of basic earnings per share of Common Stock during the three-year measurement period. Performance share grants awarded in 2000 for the 2000-2002 Performance Period were forfeited when the basic earnings per share growth target of 10% was not attained. Performance share grants awarded in 2001 for the 2001-2003 Performance Period will be forfeited unless a growth in basic earnings per share of at least 10%, compounded annually, is achieved, and will be increased by 50% or 100% if growth of basic earnings per common share of at least 12% or 15%, respectively, compounded annually, is achieved. Performance Share grants awarded in 2002 for the 2002-2004 Performance Period will be forfeited unless a basic earnings per share target of at least $1.00 per share is achieved, and will be increased by 50% or 100% if basic earnings per share of $1.35 or $1.75, respectively, is achieved. This approach to long-term incentives was designed to focus executives on the creation of shareholder value over the long term since the full breadth of the compensation package cannot be realized unless basic earnings per common share and the price of Common Stock increase over a number of years.

CEO Compensation

      The compensation of the CEO reflects the same elements as those used in determining the compensation of other corporate officers. The Committee also considers the leadership and effectiveness of the CEO in offering direction and strategic planning for the Company and in dealing with major corporate challenges and opportunities.

      The CEO’s base salary of $600,000 was established upon Mr. Brown’s promotion to Chairman and CEO in June of 2001. Due to depressed economic and business conditions, the CEO elected to reduce his base salary by 8% throughout most of 2001 and 2002.

      In accordance with the terms of the 2002 Short-Term Incentive Plan, a partial bonus of $196,230 was paid in 2003 for the successful reduction in average working capital as a percentage of sales from 37.9% in 2001 to 29.2% in 2002.

      During fiscal 2002, under the 1997 Long-Term Incentive Plan, Mr. Brown was granted 15,000 performance shares, 30,000 shares of restricted stock and stock options for 100,000 shares.

MILACRON INC. — 14 — PROXY STATEMENT

Mr. Brown’s performance share grant is subject to the same performance targets outlined above. The restricted stock grant was made in recognition of Mr. Brown’s recent promotion to Chairman and CEO and to immediately enhance the CEO’s stock ownership level. The stock option grant was made on the basis of market practice as determined by independent consultants, as described above.

The Personnel and Compensation Committee

James E. Perrella, Chairman
Joseph A. Pichler
Joseph A. Steger
Harry C. Stonecipher

SUMMARY COMPENSATION TABLE

		Annual Compensation(1)			Long-Term Compensation

					Awards		Payouts

						Shares
				Other		Underlying
Name				Annual	Restricted	Stock	LTIP	All Other
Principal Position	Year	Salary ($)	Bonus ($)	Comp.($)	Stock($)(2)	Options(#)	Payouts($)	Comp.($)

R. D. Brown	2002	562,585	196,230	10,984	621,450	100,000	0	0
Chairman and	2001	488,338	0	17,146	282,140	100,000	0	0
Chief Executive Officer	2000	441,668	344,501	11,361	117,000	60,000	0	0
H. J. Faig	2002	369,950	85,084	17,266	276,200	88,000	0	0
President and	2001	363,670	0	15,803	101,700	44,000	0	0
Chief Operating Officer (3)	2000	344,670	214,880	13,061	78,000	40,000	0	0
J. R. Christie	2002	329,007	57,379	6,737	69,050	82,000	0	0
Group Vice President —	2001	332,672	0	10,466	101,700	41,000	0	0
Metalworking Technologies(4)	2000	312,500	196,334	10,371	88,000	40,000	0	0
R. P. Lienesch	2002	253,800	60,861	11,777	248,580	58,000	0	0
Vice President — Finance	2001	255,670	0	11,720	61,020	29,000	0	0
and Chief Financial Officer	2000	238,758	149,224	6,076	52,000	26,000	0	0
H. C. O’Donnell	2002	216,207	51,846	3,267	165,720	44,000	0	0
Vice President, General Counsel	2001	217,670	0	4,332	40,680	22,000	0	0
and Secretary	2000	195,170	117,102	7,326	39,000	19,000	0	0

(1)	Includes amounts earned in fiscal year.

(2)	On February 4, 2000, April 25, 2000, February 9, 2001, July 26, 2001, and February 12, 2002, the Personnel and Compensation Committee of the Board of Directors awarded performance share grants in the form of restricted stock under the 1997 Long-Term Incentive Plan. This restricted stock will vest only if certain performance targets are met during the three-year performance period. Mr. Brown was awarded 9,000 shares in 2000, 15,000 shares in 2001 (7,000 shares on February 9, 2001 and 8,000 shares on July 26, 2001) and 15,000 shares in 2002; Mr. Faig was awarded 6,000 shares in 2000 and 5,000 shares in each of 2001 and 2002; Mr. Christie was awarded 6,000 shares in 2000 (4,000 shares on February 4, 2000 and 2,000 shares on April 25, 2000) and 5,000 shares in each of 2001 and 2002; Mr. Lienesch was awarded 4,000 shares in 2000 and 3,000 shares in each of 2001 and 2002; and Mr. O’Donnell was awarded 3,000 shares in 2000 and 2,000 shares in each of 2001 and 2002.

On February 12, 2002, the Personnel and Compensation Committee also awarded restricted stock under the 1997 Long-Term Incentive Plan which will vest at the end of three years, but is not subject to other performance targets, as follows: Mr. Brown, 30,000 shares; Mr. Faig, 15,000 shares; Mr. Christie, no shares; Mr. Lienesch, 15,000 shares; and Mr. O’Donnell, 10,000 shares.

MILACRON INC. — 15 — PROXY STATEMENT

The values of the awards under the Long-Term Incentive Plan are based on the closing prices of $13.00 and $18.00 (for the February 4, 2000 and April 25, 2000 awards, respectively); $20.34 and $17.47 (for the February 9, 2001 and July 26, 2001 awards, respectively), and $13.81 (for the February 12, 2002 awards).

The performance share grants awarded in 2001 and 2002 will be forfeited unless the compounded annual growth rate of the Company’s basic earnings per common share over the three-year performance period commencing January 1, 2000 (for the 2000 grants) and January 1, 2001 (for the 2001 grants) is at least 10%. The performance share grants awarded in 2002 will be forfeited unless the Company’s basic earnings per common share over the three-year performance period commencing January 1, 2002 are at least $1.00.

If the compounded annual growth rate of basic earnings per common share over the respective performance periods for the 2000 and 2001 performance share grants is at least 12%, the awards will be increased by a cash payment equal to 50% of the value of the associated performance share grant at the end of the performance period, and the cash payment will be increased to 100% of the value of the associated performance share grant if that compounded annual growth rate is at least 15%. The 2002 performance share grants will be increased by a cash payment equal to 50% of the value of the associated performance share grant at the end of the performance period if basic earnings per share over the performance period are at least $1.35, and the cash payment will be increased to 100% of the value of the associated performance share grant if those basic earnings per share are at least $1.75.

The performance share grants awarded on February 4, 2000 and April 25, 2000 for the 2000-2002 performance period were forfeited on February 12, 2003 because the targeted annual growth rate in earnings per share was not attained.

Dividends are paid on all restricted stock granted under the Long-Term Incentive Plan at the same time and the same rate as dividends are paid to the shareholders on unrestricted stock. In the event that a Change in Control occurs during the performance period or vesting period for restricted stock, the restricted stock will be forfeited, but the executive will receive a cash payment in an amount equal to 200% of the value of the restricted stock at the time of the Change in Control.

NOTE: The total number of shares of restricted stock held by the listed officers and the aggregate market value at the end of the Company’s fiscal year are as follows: Mr. Brown held 69,000 shares valued at $410,550.00; Mr. Faig held 31,000 shares valued at $184,450.00; Mr. Christie held 16,000 shares valued at $95,200.00; Mr. Lienesch held 25,000 shares valued at $148,750.00; and Mr. O’Donnell held 17,000 shares valued at $101,150.00. Aggregate market value is based on the closing price of $5.95 at December 31, 2002.

(3)	Mr. Faig was elected President and Chief Operating Officer on September 13, 2002.

(4)	Mr. Christie retired on December 31, 2002. For certain payments to which Mr. Christie became entitled in 2003 in connection with his retirement and the sale of the Company’s Valenite, Widia and Werko businesses, see the description included under “Executive Severance Agreements”.

MILACRON INC. — 16 — PROXY STATEMENT

OPTION GRANTS IN LAST FISCAL YEAR

	Number of
	Securities	% of Total
	Underlying	Options			Grant
	Options	Granted to	Exercise or		Date
	Granted	Employees in	Base Price	Expiration	Present
Name	(#)(1)	Fiscal Year(2)	($/SH)(3)	Date	Value($)(4)

R. D. Brown	100,000	12.32%	$13.14	02/19/07	$471,000
H. J. Faig	88,000	10.84%	$13.14	02/19/07	$414,480
J. R. Christie	82,000	10.10%	$13.14	02/19/07	$386,220
R. P. Lienesch	58,000	7.15%	$13.14	02/19/07	$273,180
H. C. O’Donnell	44,000	5.42%	$13.14	02/19/07	$207,240

(1)	Up to 25% of each stock option grant may be exercised beginning one year following the date of the grant and an additional 25% may be exercised beginning in each subsequent year. The purchase price per share of common stock covered by an option is 100% of the fair market value on the grant date. Options expire five years after the date of the grant. In the event of a Change in Control of the Company, all outstanding stock options become immediately exercisable in full.

(2)	Based on 811,500 options granted to all employees in 2002.

(3)	Fair market value on the date of the grant.

(4)	Black-Scholes Assumption Disclosure:

The estimated grant date present value reflected in the above table is determined using the Black-Scholes model.

The material assumptions and adjustments incorporated in the Black-Scholes model in estimating the value of the option grants reflected in the above table include the following:

•	Exercise price on the option of $13.14, an amount equal to the fair market value of the underlying stock on the date of the grant;

•	An option term of 5 years;

•	An interest rate of 4.30% for the February 19, 2002 grants, which represents the interest rate on a U.S. Treasury security on the date of the grant with a maturity date corresponding to that of the option term;

•	Volatility of 42.79% for the February 19, 2002 grants was calculated using daily stock prices for the 36-month period prior to the grant date;

•	Dividends at the rate of $0.04 per share representing the annualized dividends paid with respect to a share of common stock at the grant date; and

•	Reductions of 9.61% for the February 19, 2002 grants to reflect the probability of forfeiture due to termination prior to vesting, and 6.21% to reflect the probability of a shortened option term due to termination of employment prior to the option expiration date.

      The ultimate values of the options will depend on the future market price of the Company’s stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company’s common stock over the exercise price on the date the option is exercised.

MILACRON INC. — 17 — PROXY STATEMENT

AGGREGATED OPTION EXERCISES IN LAST YEAR

AND FISCAL YEAR-END OPTION VALUES

			Number of
	Number of		Securities Underlying		Value(1) of Unexercised, In-the-
	Shares		Unexercised Options at		Money Options Held at
	Acquired		Fiscal Year-End (#)		Fiscal Year-End ($)
	on Exercise	Value
Name	(#)	Realized ($)	Exercisable	Unexercisable	Exercisable ($)	Unexercisable ($)

R. D. Brown	0	$0	180,050	254,750	$0	$0
H. J. Faig	0	$0	144,000	169,000	$0	$0
J. R. Christie	0	$0	90,650	154,750	$0	$0
R. P. Lienesch	0	$0	85,850	113,750	$0	$0
H. C. O’Donnell	0	$0	22,725	80,375	$0	$0

(1)	Based on a fair market value (average of high and low market prices) of company stock on December 31, 2002, of $6.00.

PERFORMANCE GRAPH

Comparison of 5-Year Cumulative Total Shareholder Return(1)

Milacron Inc., S&P 500 Index and Russell 2000 Index(2)

	12/97	12/98	12/99	12/00	12/01	12/02

S&P 500	100.00	128.52	155.53	141.36	124.63	97.15

Russell 2000	100.00	97.47	118.16	114.58	117.45	93.41

Milacron Inc.	100.00	75.92	62.39	67.37	67.97	25.72

(1)	Total Shareholder Return assumes $100.00 invested on December 31, 1997 and reinvestment of dividends on a quarterly basis. Market returns are adjusted for spin-offs for both the registrant and any peer group companies. The returns of each issuer in the peer group are weighted quarterly for stock market capitalization. If any member of the peer group is a foreign issuer and is not traded on a U.S. exchange, the market value is converted to U.S. dollars; however, returns only reflect the performance of the stock and not gains or losses due to currency fluctuations.

(2)	The S&P 500 Diversified Machinery index (which was included in this graph in prior years but was discontinued by Standard and Poor’s in 2002) has been replaced with the Russell 2000 Index.

MILACRON INC. — 18 — PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE

      The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the quarterly financial results prior to inclusion of the same in the Company’s Quarterly Reports on Form 10-Q and reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards (including those described in Statement on Auditing Standards No. 61, as amended, Communications with Audit Committees). In addition, the Committee has discussed with the independent auditors the auditors’ independence from management and the Company (including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and considered the compatibility of non-audit services (described under “Independent Auditors” below) with the auditors’ independence.

      The Committee discussed with the Company’s internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held five meetings during 2002.

      In reliance on the reviews and discussion referred to above, the Board of Directors approved the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

      The Committee has recommended, and the Board has approved, subject to shareholder ratification, the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2003.

The Audit Committee Harry A. Hammerly, Chairman Darryl F. Allen David L. Burner Barbara Hackman Franklin

MILACRON INC. — 19 — PROXY STATEMENT

INDEPENDENT AUDITORS

      The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the fiscal year 2003. While there is no legal requirement that the appointment of auditors be submitted to a vote of the shareholders, the Board of Directors believes that the appointment of auditors is of sufficient importance to justify shareholder ratification. In the event that the shareholders do not ratify the appointment, the Board of Directors will reconsider its appointment. Ratification of the appointment will require the affirmative vote of the holders of shares of the Common Stock and the Preferred Stock entitled to cast a majority of the total number of votes represented by the shares of such stock, voting together as a single class. Votes withheld as well as broker non-votes will be counted toward the establishment of the quorum, but will have no effect on the ratification of the appointment of the auditors.

      The Audit Committee reviews and approves, prior to the annual audit, the scope, general extent, and fees related to the independent auditors’ audit examination. The Committee also reviews the extent of non-audit services provided by the independent auditors in relation to the objectivity and independence needed in the audit. The Committee pre-approves all non-audit services performed by the independent auditor (this responsibility may be delegated to the Chairperson when appropriate).

      Fees for the last fiscal year were: Audit Fees — $1,306,000, Audit-Related Fees — $16,000, Tax Fees — $318,000, and All Other Fees — $353,000. Audit-Related Fees include fees for employee benefit plan audits and other audit-related services. All Other Fees include fees for assistance on bank covenant issues, divestitures, and officer tax/financial planning services.

      A representative of Ernst & Young LLP will attend the annual meeting, will have the opportunity to make a statement, and will be available to answer appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT
THE SELECTION OF ERNST & YOUNG LLP BE RATIFIED
MILACRON INC. — 20 — PROXY STATEMENT

SHAREHOLDER PROPOSAL

      The Company has been notified that the following shareholder of the Company intends to present the proposal set forth below for consideration at the Annual Meeting. Approval of the proposal will require the affirmative vote of the holders of shares of the Common Stock and the Preferred Stock entitled to cast a majority of the total number of votes represented by the shares of such stock, voting together as a single class. Votes withheld as well as broker non-votes will be counted toward the establishment of the quorum, but will have no effect on the approval of the proposal.

      The Board of Directors recommends a vote AGAINST this shareholder proposal.

      I, Stephen A. Sawzin, of 43 Fulton Street, Wilmington, Ohio, 45177, being the owner of $2,000.00 or more of Company Stock, held over one year and to be held beyond the meeting date, present the following Proxy Proposal:

      I propose and recommend that the Board of Directors consider reducing the base salaries of all Executive Officers and Directors, as well as discontinuing NQSO’s, ISO’s, Restricted Stock Awards and options or rights, etc. as stated in the 1997 Long Term Incentive Plan, including ’Separation Contracts’ after termination of any existing programs for Executive Officers, and that the retirement plan for Executive Officers be the same as regular employees as stated in the Company Employee Handbook.

      This proposal is limited to Executive Management and Board of Director compensation.

      Reasons:

•	The SEC Rules of 1934, as amended, “do not allow shareowners participation in the determination of the amount of remuneration of Management or Directors”. It is permissible to ask shareowner approval of suggestions through the proxy ballot to enhance the value of shareowner investment. Were it not so, Management and Directors would have complete say in all matters, and the shareowners might as well not vote at all.

•	The Current 1997 Long Term Incentive Plan as amended in 2000 required a vote of approval of the shareowners. It is therefore appropriate for shareowners to request an amendment.

•	Options, rights, SAR’s, are available elsewhere, and a higher offer would induce current executives to leave, and therefore, current compensation does not necessarily retain and hold qualified persons.

•	The current employee retirement plan is a good plan for employees as stated by the CEO in the 2001 shareholder meeting. If that is so, it is also a good plan for Executive Management and the Directors.

•	Aligning with shareholder value is a repeated ploy to allow Executive Management and Directors to continually increase their take of shareholder assets. Shareholders get no options to purchase stock at discounted lower rates, expecting increased stock values, why should Executive Management?

•	Current management and Directors have destroyed a company that was world renowned in product development and technological innovation. All of that expertise has been sold with no residual rights to that investment made to employees, retirees, and shareowner investors.

•	Under current management there has been no development of new industries or products. They have only bought old companies that produce stagnate products and technologies. Therefore, there appears to be no shareholder confidence in the Company’s Executive Officers as evidence of low shareholder values since 1988.

•	That financially the return on sales of real profit has made no significant advancement given the fact that business sales has more than doubled since 1988, yet, profits as a percent of sales has only increased slightly or remained the same as compared to the history of the

MILACRON INC. — 21 — PROXY STATEMENT

company. Therefore, the Executive Officers and Directors have not increased company or shareholder “value”.

For the above reasons stated, I ask for your yes vote on this shareholder proposal.

Statement in Opposition to the Shareholder Proposal

      The Board of Directors of the Company recommends a vote “AGAINST” this proposal for the following reasons:

      The Board of Directors is of the opinion that maintaining the current compensation packages of its key employees and directors is in the best interest of the Company and its shareholders as a whole. In 2002, the Board retained Towers Perrin to conduct an independent review of the Company’s senior executives’ total compensation, including base pay as well as short-term and long-term compensation. This review considered comparable positions at companies of similar size. Based on this review, the Board firmly believes that the current total compensation provided to Company executives, including base salaries, severance agreements, retirement plans and incentive-based compensation programs adopted by the Company work together to provide a sound and balanced approach to compensation and the promotion of shareholder interests. Due to the depressed economic and business conditions, the officers elected to reduce their base salaries by 8% throughout most of 2001 and 2002. Furthermore, no officer has received an increase in salary, other than in recognition of a promotion, since February of 2001.

      This proposal would materially impair the Company’s ability to offer a competitive compensation package. The Company has implemented and maintained the 1997 Long Term Incentive Plan in order to align the interests of key employees with shareholders and to enable the Company to compete effectively in the marketplace for top managerial talent that is critical to the Company’s success. The Company needs such a package to retain and attract key employees. If adopted, the proposal would give every officer and key employee a financial incentive to leave the Company, thereby impairing the Company’s ability to carry on its business operations in an optimal manner.

      Therefore, the Board does not agree that altering the current approach to employee and director compensation will serve the Company’s or the shareholders’ interests.

      Accordingly, the Board of Directors recommends that you vote “AGAINST” this proposal. Your proxy will be so voted if the proposal is presented at the Annual Meeting unless you specify otherwise.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

AGAINST THE SHAREHOLDER PROPOSAL.
MILACRON INC. — 22 — PROXY STATEMENT

SHAREHOLDER PROPOSALS FOR THE

2004 ANNUAL MEETING OF SHAREHOLDERS

      In order for shareholder proposals for the 2004 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s proxy material, they must be received by the Company at its principal office in Cincinnati, Ohio, prior to November 25, 2003. If any shareholder who intends to propose any other matter to be acted upon at the 2004 Annual Meeting of Shareholders does not inform the Company of such matter by February 8, 2004, the persons named as proxies for the 2004 Annual Meeting of Shareholders will be permitted to exercise discretionary authority to vote on such matter even if the matter is not discussed in the proxy statement for that meeting.

OTHER MATTERS

      The Board of Directors does not intend to present any other business at the meeting and knows of no other matters which will be presented. No shareholder has informed the Company of any intention to propose any other matter to be acted upon at the meeting. However, if any other matters come before the meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on such matters.

By order of the Board of Directors,

Hugh C. O’Donnell
Vice President, General Counsel and Secretary

Cincinnati, Ohio

March 25, 2003
MILACRON INC. — 23 — PROXY STATEMENT

This proxy when properly executed will be voted as directed by the undersigned participant. If no direction is made, this proxy will be voted “FOR” all the nominees for director listed in item (1) below, “FOR” item (2) and “AGAINST” item (3) below.	Please Mark Here for Address [ ] Change

SEE REVERSE SIDE

The Board of Directors recommends a vote FOR Items 1 and 2.

1.	Election of Directors

Nominees for three year terms:

01 Darryl F. Allen 02 Ronald D. Brown 03 James E. Perrella

FOR all nominees	WITHHOLD
(except as marked	AUTHORITY
to the contrary)	for all nominees
[ ]	[ ]

(To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)

2.	Ratification of appointment of Ernst & Young LLP as independent auditors

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

The Board of Directors recommends a vote AGAINST Item 3.

3.	Shareholder proposal on executive and director compensation

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature	Signature	Date

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. A proxy for shares held jointly by two or more persons should be signed by all.

FOLD AND DETACH HERE

Please remove this portion before returning proxy.

MILACRON INC.	PROXY

2090 Florence Avenue	This Proxy is solicited on behalf of the Board of Directors
Cincinnati, Ohio 45206

Proxy for Annual Meeting of Shareholders To be Held April 23, 2003

     Harry A. Hammerly, James E. Perrella and Joseph A. Steger (each with power to act alone and power of substitution) are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual Meeting of Shareholders to be held April 23, 2003, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, the ratification of the appointment of auditors and the shareholder proposal on executive and director compensation.

IMPORTANT VOTING INSTRUCTIONS: A shareholder who has been a continuous beneficial owner since February 1, 2000 is entitled to ten votes for each such share PROVIDED the following certification is completed. By signing, the undersigned: (A) instructs that this proxy be voted as marked and (B) certifies that beneficial ownership of Common Shares has been continuous as follows:

Date Shares Acquired	Number of Shares

Prior to February 2, 2000
After February 1, 2000
TOTAL SHARES

If no certification is made, it will be deemed that beneficial ownership of all Common Shares occurred after February 1, 2000.

Address Change (Mark the corresponding box on the reverse side)

(Continued and to be signed on reverse side)

FOLD AND DETACH HERE

This proxy when properly executed will be voted as directed by the undersigned participant. If no direction is made, this proxy will be voted “FOR” all the nominees for director listed in item (1) below, “FOR” item (2) and “AGAINST” item (3) below.	Please Mark Here for Address [ ] Change

SEE REVERSE SIDE

VOTES

The Board of Directors recommends a vote FOR Items 1 and 2.

1.	Election of Directors

Nominees for three year terms:

01 Darryl F. Allen 02 Ronald D. Brown 03 James E. Perrella

FOR all nominees	WITHHOLD
(except as marked	AUTHORITY
to the contrary)	for all nominees
[ ]	[ ]

(To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)

2.	Ratification of appointment of Ernst & Young LLP as independent auditors

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

The Board of Directors recommends a vote AGAINST Item 3.

3.	Shareholder proposal on executive and director compensation

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investment Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	[ ]

Signature	Signature	Date

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. A proxy for shares held jointly by two or more persons should be signed by all.

ˆ FOLD AND DETACH HERE ˆ

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone
http://www.eproxy.com/mz		1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

Please remove this portion before returning proxy.

MILACRON INC.	PROXY

2090 Florence Avenue	This Proxy is solicited on behalf of the Board of Directors
Cincinnati, Ohio 45206

Proxy for Annual Meeting of Shareholders To be Held April 23, 2003

     Harry A. Hammerly, James E. Perrella and Joseph A. Steger (each with power to act alone and power of substitution) are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual Meeting of Shareholders to be held April 23, 2003, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, the ratification of the appointment of auditors and the shareholder proposal on executive and director compensation.

Address Change (Mark the corresponding box on the reverse side)

(Continued and to be signed on reverse side)

ˆ FOLD AND DETACH HERE ˆ

This proxy when properly executed will be voted as directed by the undersigned participant. If no direction is made, this proxy will be voted “FOR” all the nominees for director listed in item (1) below, “FOR” item (2) and “AGAINST” item (3) below.	Please Mark Here for Address [ ] Change

SEE REVERSE SIDE

VOTES

The Board of Directors recommends a vote FOR Items 1 and 2.

1.	Election of Directors

Nominees for three year terms:

01 Darryl F. Allen 02 Ronald D. Brown 03 James E. Perrella

FOR all nominees	WITHHOLD
(except as marked	AUTHORITY
to the contrary)	for all nominees
[ ]	[ ]

(To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)

2.	Ratification of appointment of Ernst & Young LLP as independent auditors

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

The Board of Directors recommends a vote AGAINST Item 3.

3.	Shareholder proposal on executive and director compensation

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investment Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	[ ]

Signature of Participant	Date

Please sign your name exactly as it appears hereon.

ˆ FOLD AND DETACH HERE ˆ

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time, April 17, 2003

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone
http://www.eproxy.com/mz		1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

Please remove this portion before returning proxy.

MILACRON INC.

Voting Direction for Annual Meeting of Shareholders to be held April 23, 2003

To: Putnam Fiduciary Trust Company, Trustee

      I hereby direct Putnam Fiduciary Trust Company, Trustee, to exercise the votes attributable to the shares of common stock allocated to my account in accordance with my directions on the reverse side, at the Annual Meeting of Shareholders to be held April 23, 2003, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, the ratification of the appointment of auditors and the shareholder proposal on executive and director compensation.

Address Change (Mark the corresponding box on the reverse side)

(Continued and to be signed on reverse side)

ˆ FOLD AND DETACH HERE ˆ

This proxy when properly executed will be voted as directed by the undersigned participant. If no direction is made, this proxy will be voted “FOR” all the nominees for director listed in item (1) below, “FOR” item (2) and “AGAINST” item (3) below.	Please Mark Here for Address [ ] Change

SEE REVERSE SIDE

The Board of Directors recommends a vote FOR Items 1 and 2.

1.	Election of Directors

Nominees for three year terms:

01 Darryl F. Allen 02 Ronald D. Brown 03 James E. Perrella

FOR all nominees	WITHHOLD
(except as marked	AUTHORITY
to the contrary)	for all nominees
[ ]	[ ]

(To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)

2.	Ratification of appointment of Ernst & Young LLP as independent auditors

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

The Board of Directors recommends a vote AGAINST Item 3.

3.	Shareholder proposal on executive and director compensation

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature	Signature	Date

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. A proxy for shares held jointly by two or more persons should be signed by all.

FOLD AND DETACH HERE

Please remove this portion before returning proxy.

MILACRON INC.	PROXY FOR PREFERRED STOCK ONLY

2090 Florence Avenue	This Proxy is solicited on behalf of the Board of Directors
Cincinnati, Ohio 45206

Proxy for Annual Meeting of Shareholders To be Held April 23, 2003

     Harry A. Hammerly, James E. Perrella and Joseph A. Steger (each with power to act alone and power of substitution) are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual Meeting of Shareholders to be held April 23, 2003, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, the ratification of the appointment of auditors and the shareholder proposal on executive and director compensation.

Address Change (Mark the corresponding box on the reverse side)

(Continued and to be signed on reverse side)

FOLD AND DETACH HERE

This proxy when properly executed will be voted as directed by the undersigned participant. If no direction is made, this proxy will be voted “FOR” all the nominees for director listed in item (1) below, “FOR” item (2) and “AGAINST” item (3) below.	Please Mark Here for Address [ ] Change

SEE REVERSE SIDE

VOTES

The Board of Directors recommends a vote FOR Items 1 and 2.

1.	Election of Directors

Nominees for three year terms:

01 Darryl F. Allen 02 Ronald D. Brown 03 James E. Perrella

FOR all nominees	WITHHOLD
(except as marked	AUTHORITY
to the contrary)	for all nominees
[ ]	[ ]

(To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.)

2.	Ratification of appointment of Ernst & Young LLP as independent auditors

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

The Board of Directors recommends a vote AGAINST Item 3.

3.	Shareholder proposal on executive and director compensation

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investment Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.	[ ]

Signature	Signature	Date

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person. A proxy for shares held jointly by two or more persons should be signed by all.

ˆ FOLD AND DETACH HERE ˆ

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone
http://www.eproxy.com/mz		1-800-435-6710		Mail

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

Please remove this portion before returning proxy.

MILACRON INC.	PROXY

2090 Florence Avenue	This Proxy is solicited on behalf of the Board of Directors
Cincinnati, Ohio 45206

Proxy for Annual Meeting of Shareholders To be Held April 23, 2003

     Harry A. Hammerly, James E. Perrella and Joseph A. Steger (each with power to act alone and power of substitution) are hereby authorized to represent and to vote all the shares of stock held of record by the undersigned at the Annual Meeting of Shareholders to be held April 23, 2003, and any adjournment thereof, on all business that may properly come before the meeting, including the election of directors, the ratification of the appointment of auditors and the shareholder proposal on executive and director compensation.

Address Change (Mark the corresponding box on the reverse side)

(Continued and to be signed on reverse side)

ˆ FOLD AND DETACH HERE ˆ